EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation of our report incorporated by reference in this Form 10-K into First Commerce Corporation's previously filed Registration Statement File Nos. 2-97152, 33-28002, 33-50150 and 33-57035 on Forms S-8 and Registration File No.
33-13128 on Form S-3.




                                                        /S/ ARTHUR ANDERSEN LLP
                                                        -----------------------
New Orleans, Louisiana,                                     ARTHUR ANDERSEN LLP
March 26, 1997



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